Exhibit 31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, John Wain, certify that:

1.                   I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Rouse Properties, Inc.; and

2.                   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016	/s/ JOHN WAIN
John Wain
Chief Financial Officer